EX-10.1

            Roger LeBlanc, ESQ., Barry Klein and Art Fillmore, ESQ.
                           LEGAL CONSULTING AGREEMENT

                              CONSULTING AGREEMENT

         This Consulting Agreement (the "Agreement") is entered into this ___ day of April, 2000 by and between IMTL, a Missouri corporation (the "Company") and, doing business as, a partnership of professional associations (the "Consultant").

         WHEREAS, Consultant is skilled in providing legal services, and has provided legal services to Company in the past;

         WHEREAS, the Company desires to continue to engage Consultant to provide legal services; and

         NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration receipt whereof is hereby acknowledged it is agreed.

         1. The Company hereby engages the Consultant and the Consultant hereby accepts this engagement on a non-exclusive basis pursuant to the terms and conditions of this Consulting Agreement.

         2. Consultant has assisted and shall assist the Company with the preparation of its Registration Statement on Form S-8.

                  Consultant will also assist the Company in connection with general securities law over the past several years and matters for a period of 60 calendar days from the date hereof. Any additional work will be dealt with on a case by case basis. Consultant is not being retained in conjunction with any capital raising transaction.

         3. In order to assist Consultant with his duties, the Company will provide Consultant with such information, as may be required by Consultant. Company will make available to Consultant copies of all material agreements, notice of pending or threatened litigation and notice of all proposed press releases.

         4. In consideration of the services to be provided, Consultant shall receive a fee equal to 677,000 shares of the Company's common stock.

         5. The Company will register these shares pursuant to a registration statement on Form S-8.

         6. During the term of this Agreement, each party may have access to trade secrets, know how, formulae, customer and price lists all of which are valuable, special, proprietary and unique assets of each. The parties agree that all knowledge and information which each other shall acquire during the term of this Agreement shall be held in trust and in a fiduciary capacity for the sole benefit of the other party, its successors and assigns, and each agrees not to publish or

--------------------------------------------------------------------------------
                                                                          PAGE 7

INTERNATIONAL MERCANTILE CORP -S-8- REGISTRATION STATEMENT DATE FILED: 4/19/2000
--------------------------------------------------------------------------------

                  divulge either during the term of this Agreement or subsequent thereto, knowledge of any technical or confidential information acquired during their term of this Agreement. At the termination of this Agreement, or at any other time either party may request the other party to deliver to the other, without retaining any copies, notes or excerpts thereof, all memoranda, diaries, notes, records, plans, specifications, formulae or other documents relating to, directly or indirectly, to any confidential information made or compiled by, or delivered or made available to or otherwise obtained by the respective parties. However, the foregoing provision shall not prohibit Consultant from engaging in any work at any time following his termination of this Agreement which does not conflict with the terms of this Agreement.

         7. Except as otherwise provided herein, any notice or other communication to any party pursuant to or relating to this Agreement and the transactions provided for herein shall be deemed to have been given or delivered when deposited in the United States Mail, registered or certified, and with proper postage and registration or certification fees prepaid, addressed at their principal place of business or to such other address as may be designated by either party in writing.

          8. This Agreement shall be governed by and interpreted pursuant to the laws of the state of Maryland. By entering into this Agreement, the parties agree to the jurisdiction of the Maryland courts with venue in Montgomery County, Maryalnd. In the event of any breach of this Agreement, the prevailing party shall be entitled to recover all costs including reasonable attorney's fees and those that may be incurred on appeal.

         9. This Agreement may be executed in any number of counterparts, each of which when so executed an delivered shall be deemed an original, and it shall not be necessary, in making proof of this Agreement to produce or account for more than one counterpart.

         IN WITNESS WHEREOF, the parties hereto have subscribed their hands an seals the day and year first above written.

     CONSULTANT:                                           COMPANY:
                                                            IMTL

/s/ Barry Klein, Esq.
----------------------                      By: /s/ Frederic Richardson
Barry Klein, Esq.                           ---------------------------

                                            Frederic Richardson, Executive V. P.

                              CONSULTING AGREEMENT

         This Consulting Agreement (the "Agreement") is entered into this ___ day of April, 2000 by and between IMTL, a Missouri corporation (the "Company") and, doing business as, a partnership of professional associations (the "Consultant").

         WHEREAS, Consultant is skilled in providing legal services, and has provided legal services to Company in the past;

         WHEREAS, the Company desires to continue to engage Consultant to provide legal services; and

         NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration receipt whereof is hereby acknowledged it is agreed.

         1. The Company hereby engages the Consultant and the Consultant hereby accepts this engagement on a non-exclusive basis pursuant to the terms and conditions of this Consulting Agreement.

         2. Consultant has assisted and shall assist the Company with the

--------------------------------------------------------------------------------
                                                                          PAGE 8

INTERNATIONAL MERCANTILE CORP -S-8- REGISTRATION STATEMENT DATE FILED: 4/19/2000
--------------------------------------------------------------------------------

                  preparation of its Registration Statement on Form S-8. Consultant will also assist the Company in connection with general securities law over the past several years and matters for a period of 60 calendar days from the date hereof. Any additional work will be dealt with on a case by case basis. Consultant is not being retained in conjunction with any capital raising transaction.

         3. In order to assist Consultant with his duties, the Company will provide Consultant with such information, as may be required by Consultant. Company will make available to Consultant copies of all material agreements, notice of pending or threatened litigation and notice of all proposed press releases.

         4. In consideration of the services to be provided, Consultant shall receive a fee equal to 250,000 shares of the Company's common stock.

         5. The Company will register these shares pursuant to a registration statement on Form S-8.

         6. During the term of this Agreement, each party may have access to trade secrets, know how, formulae, customer and price lists all of which are valuable, special, proprietary and unique assets of each. The parties agree that all knowledge and information which each other shall acquire during the term of this Agreement shall be held in trust and in a fiduciary capacity for the sole benefit of the other party, its successors and assigns, and each agrees not to publish or divulge either during the term of this Agreement or subsequent thereto, knowledge of any technical or confidential information acquired during their term of this Agreement. At the termination of this Agreement, or at any other time either party may request the other party to deliver to the other, without retaining any copies, notes or excerpts thereof, all memoranda, diaries, notes, records, plans, specifications, formulae or other documents relating to, directly or indirectly, to any confidential information made or compiled by, or delivered or made available to or otherwise obtained by the respective parties. However, the foregoing provision shall not prohibit Consultant from engaging in any work at any time following his termination of this Agreement which does not conflict with the terms of this Agreement.

         7. Except as otherwise provided herein, any notice or other communication to any party pursuant to or relating to this Agreement and the transactions provided for herein shall be deemed to have been given or delivered when deposited in the United States Mail, registered or certified, and with proper postage and registration or certification fees prepaid, addressed at their principal place of business or to such other address as may be designated by either party in writing.

          8. This Agreement shall be governed by and interpreted pursuant to the laws of the state of Maryland. By entering into this Agreement, the parties agree to the jurisdiction of the Maryland courts with venue in Montgomery Count, Maryland. In the event of any breach of this Agreement, the prevailing party shall be entitled to recover all costs including reasonable attorney's fees and those that may be incurred on appeal.

         9. This Agreement may be executed in any number of counterparts, each of which when so executed an delivered shall be deemed an original, and it shall not be necessary, in making proof of

--------------------------------------------------------------------------------
                                                                          PAGE 9

INTERNATIONAL MERCANTILE CORP -S-8- REGISTRATION STATEMENT DATE FILED: 4/19/2000
--------------------------------------------------------------------------------


                  this Agreement to produce or account for more than one counterpart.

         IN WITNESS WHEREOF, the parties hereto have subscribed their hands an seals the day and year first above written.

     CONSULTANT:                                           COMPANY:
                                                            IMTL

/s/ Roger LeBlanc, Esq.

----------------------                           By: /s/ Frederic Richardson
Roger LeBlanc, Esq.                               --------------------------

                      Frederic Richardson, Executive V. P.

                              CONSULTING AGREEMENT

         This Consulting Agreement (the "Agreement") is entered into this ___ day of April, 2000 by and between IMTL, a Missouri corporation (the "Company") and, doing business as, a partnership of professional associations (the "Consultant").

         WHEREAS, Consultant is skilled in providing legal services, and has provided legal services to Company in the past;

         WHEREAS, the Company desires to continue to engage Consultant to provide legal services; and

         NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration receipt whereof is hereby acknowledged it is agreed.

         1. The Company hereby engages the Consultant and the Consultant hereby accepts this engagement on a non-exclusive basis pursuant to the terms and conditions of this Consulting Agreement.

         2. Consultant has assisted and shall assist the Company with the preparation of its Registration Statement on Form S-8.

                  Consultant will also assist the Company in connection with general securities law over the past several years and matters for a period of 60 calendar days from the date hereof. Any additional work will be dealt with on a case by case basis. Consultant is not being retained in conjunction with any capital raising transaction.

         3. In order to assist Consultant with his duties, the Company will provide Consultant with such information, as may be required by Consultant. Company will make available to Consultant copies of all material agreements, notice of pending or threatened litigation and notice of all proposed press releases.

         4. In consideration of the services to be provided, Consultant shall receive a fee equal to 600,000 shares of the Company's common stock.

         5. The Company will register these shares pursuant to a registration statement on Form S-8.

         6. During the term of this Agreement, each party may have access to trade secrets, know how, formulae, customer and price lists all of which are valuable, special, proprietary and unique assets of each. The parties agree that all knowledge and information which each other shall acquire during the term of this Agreement shall be held in trust and in a fiduciary


--------------------------------------------------------------------------------
                                                                         PAGE 10

INTERNATIONAL MERCANTILE CORP -S-8- REGISTRATION STATEMENT DATE FILED: 4/19/2000
--------------------------------------------------------------------------------

                  capacity for the sole benefit of the other party, its successors and assigns, and each agrees not to publish or divulge either during the term of this Agreement or subsequent thereto, knowledge of any technical or confidential information acquired during their term of this Agreement. At the termination of this Agreement, or at any other time either party may request the other party to deliver to the other, without retaining any copies, notes or excerpts thereof, all memoranda, diaries, notes, records, plans, specifications, formulae or other documents relating to, directly or indirectly, to any confidential information made or compiled by, or delivered or made available to or otherwise obtained by the respective parties. However, the foregoing provision shall not prohibit Consultant from engaging in any work at any time following his termination of this Agreement which does not conflict with the terms of this Agreement.

         7. Except as otherwise provided herein, any notice or other communication to any party pursuant to or relating to this Agreement and the transactions provided for herein shall be deemed to have been given or delivered when deposited in the United States Mail, registered or certified, and with proper postage and registration or certification fees prepaid, addressed at their principal place of business or to such other address as may be designated by either party in writing.

         8. This Agreement shall be governed by and interpreted pursuant to the laws of the state of Maryland. By entering into this Agreement, the parties agree to the jurisdiction of the Maryland courts with venue in Montgomery County, Maryland. In the event of any breach of this Agreement, the prevailing party shall be entitled to recover all costs including reasonable attorney's fees and those that may be incurred on appeal.

         9. This Agreement may be executed in any number of counterparts, each of which when so executed an delivered shall be deemed an original, and it shall not be necessary, in making proof of this Agreement to produce or account for more than one counterpart.

         IN WITNESS WHEREOF, the parties hereto have subscribed their hands an seals the day and year first above written.

     CONSULTANT:                                           COMPANY:

                                      IMTL

/s/ Art Fillmore, Esq.

----------------------                            By: /s/ Frederic Richardson
Art Fillmore, Esq.                                ---------------------------

                      Frederic Richardson, Executive V. P.